Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

We hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-QSB of Reliability Incorporated (the “Issuer”) for the quarterly period ended March 31, 2006 (the “Periodic Report”):

1.	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ Larry Edwards	/s/ Carl V. Schmidt
Larry Edwards	Carl V. Schmidt
Chief Executive Officer	Chief Financial Officer
May 11, 2006	May 11, 2006